(ICON)
Prudential
Diversified
Bond
Fund, Inc.

SEMI
ANNUAL
REPORT

June 30, 1998
(LOGO)

Prudential Diversified Bond Fund, Inc.

Performance At A Glance.
Concerned investors shifted assets away from troubled Asian debt securities into U.S. Treasuries and major European bond markets, causing bond prices to rise significantly as yields fell. The Prudential Diversified Bond Fund's performance was buoyed by our Treasury holdings, but would have been enhanced further if we had held European bonds denominated in their local currencies. Consequently, your Fund finished the six-month reporting period ended June 30, 1998, slightly behind the Lipper General Bond Fund Average.

Cumulative                         Six              One            Three              Since
Total Returns1 As of 6/30/98      Months            Year           Years            Inception2
Class A                           4.01% (3.93)       7.35% (7.19)   27.95% (27.19)     42.33% (41.38)
Class B                           3.71  (3.64)       6.71  (6.56)   25.61% (24.87)     39.36  (38.43)
Class C                           3.71  (3.64)       6.71  (6.56)   25.60% (24.86)     39.34  (38.41)
Class Z                           4.08  (4.00)       7.51  (7.35)        N/A           18.48  (18.04)
Lipper Gen Bd. Avg.3                 4.26               9.76            30.27              ***

Average Annual                                      One            Three              Since
Total Returns1 As of 6/30/98                        Year           Years            Inception2
Class A                                              3.06% (2.90)     7.09% (6.88)     9.42% (9.21)
Class B                                              1.71  (1.56)     7.03% (6.81)     9.58  (9.37)
Class C                                              5.71  (5.55)     7.89% (7.68)    10.04  (9.82)
Class Z                                              7.51  (7.35)          N/A         9.96  (9.73)

Distributions                        Total Distributions            30-Day
& Yields1 As of 6/30/98              Paid for Six Months           SEC Yield
Class A                                    $0.42                      6.23% (6.10)
Class B                                    $0.38                      5.89  (5.76)
Class C                                    $0.38                      5.89  (5.76)
Class Z                                    $0.43                      6.65  (6.52)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front-end sales load of 4% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, Class B and Class C, 1/10/95; Class Z, 9/16/96.

3Lipper average returns are for all funds in each share class for the six-month, one-, and three-year periods in the General Bond Fund category.

***The Lipper Since Inception returns are 45.74% for Class A, B, and C; and 19.33% for Class Z based on all funds in each share class.

   How Investments Compared.
       (As of 6/30/98)
           (GRAPH)
  U.S.       General      General       U.S.
 Growth       Bond       Muni Debt     Taxable
 Funds       Funds        Funds       Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Prudential Diversified Bond Fund's investment objective is high current income consistent with an appropriate balance between risk and reward as determined by the Fund's investment advisor. The Fund allocates its assets among different types of bonds: U.S. government securities, mortgage-backed securities, corporate debt securities and foreign (mainly government) securities. Barbara Kenworthy is a value investor. She looks for bonds that, in her view, offer competitive yields and appear to be priced inexpensively. There can be no assurance that the Fund will achieve its investment objective.

Bonds Issuance Soars.
Low borrowing costs are sparking a stampede of new bond issuance by U.S. companies. Gross issuance of investment grade U.S. corporate bonds soared in the first half of 1998 to $155.9 billion, which beat the 12-month totals for the past four years, based on Lehman Brothers data.

Strategy Session.
Asian Contagion Continues.
Asian financial problems continued to dominate world bond markets as the new year got underway. Despite rising corporate bankruptcies, tumbling local currencies, and banks burdened by bad loans, some investors initially anticipated an early resolution to the Asian economic crisis. Indeed market sentiment was so upbeat that investors eagerly purchased $4 billion of bonds sold in early April by the financially strapped Republic of South Korea.

As the spring unfolded, however, market sentiment changed. The Japanese economy entered recession, casting doubts on regional prospects for recovery. Some investors saw a domino effect that could spread to emerging markets in Latin America. Under this scenario a slumping Japanese yen might cause devaluations in the Hong Kong dollar and Chinese yuan that would then pressure the Brazilian currency. This did not happen, but that did not stop investors from shifting assets away from Asia and other emerging market debt. Russian financial markets also sold off as investors worried that the ruble might be devalued. After the reporting period ended, the Russian government did indeed devalue the currency, which pressured Russian stock and bond prices.

Meanwhile, the U.S. economy raced through the first three months at a 5.4% annualized pace then slowed to a more sustainable rate of growth in the second quarter. All the while, inflation remained in check. The contrasting economic conditions between the U.S. and Asia increased demand for U.S. Treasuries as a "safe haven" investment. As a result, the 30-year Treasury bond yield, which moves in the opposite direction of the price, fell in June to its lowest level since regular sales of the securities began in 1977.

   Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 6/30/98.
            (PIE CHART)

What Went Well.
We Were Skeptical.
We did not share the widespread optimism prevalent earlier in the year concerning the Asian crisis. The region's financial problems are structural and will likely linger for some time to come, weighing on emerging market bonds.

With this in mind, we altered our asset allocations to enhance performance. Treasuries rose to 18% of the Fund's total investments as of June 30, 1998 from four percent as of December 31, 1997. We decreased our emerging market exposure to nine percent of total investments from 26% during the same time period.

The dramatic surge in issuance of investment grade corporate bonds weighed on prices, particularly those of long-term debt securities. Anticipating this trend, we reduced exposure to longer term corporate bonds in favor of shorter term corporates. We have continued to do so as heavy bond issuance will likely continue if interest rates remain low.

Profitable Acquisitions.
As for domestic corporate bonds, Compaq Computer's acquisition of Digital Equipment boosted the Fund's returns because Compaq also bought Digital bonds from investors (including us) at prices that were well above market value.

We also owned Tele-Communi-cations Inc. bonds that rallied after AT&T announced plans to purchase that company. Our other cable television bonds appreciated in value as investors expect more mergers and acquisitions in that industry.

And Not So Well.
Missed Opportunities.
European bond markets rallied with countries such as Germany, the U.K. and Sweden gaining as investors sought refuge from the Asian crisis. Then too, the British pound sterling strengthened against many currencies, heightening the appeal of U.K. bonds. Moody's Investors Service upgraded Sweden's sovereign debt rating, which also buoyed that country's bonds. Your Fund's performance would have been enhanced if we had held European bonds denominated in their local currencies. Selling even more corporate bonds in favor of Treasuries would have also boosted our returns. By contrast, we owned dollar-denominated bonds issued by the cities of Moscow and St. Petersburg, Russia that hurt our performance.

Five Largest Issuers.
20.7%        U.S. Treasury
4.5%         News America, Inc.
2.7%         Federated Dept.
             Stores, Inc.
2.6%         Owens Illinois, Inc.
2.5%         Salomon, Inc.

Expressed as a percentage of net assets as of 6/30/98.

Looking Ahead.
We believe that increasing U.S. stock market volatility coupled with continued economic uncertainty in Asia will probably sustain the rally in Treasuries. We expect the 30-year Treasury bond yield to hover between 5.00% and 6.00% in coming months.

To take advantage of any further price gains, we will continue to emphasize Treasuries and search for short- and intermediate-term bonds of domestic corporations that represent value. This would include bonds that stand a good chance of being upgraded such as debt securities of potential takeover targets. These bonds tend to appreciate in value after the acquisition plans have been announced.
-------------------------------------------------------------------------------
                                 1

President's Letter                                           August 4, 1998
(PHOTO)
                              Managing Expectations.
Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks--a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media has given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the US economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

- Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counter-productive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- Diversification Lessens Risk. Market sectors seldom move in tandem. A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                                 2

Portfolio of Investments
as of June 30, 1998 (Unaudited)    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

              Principal
Moody's       Amount
Rating        (000)        Description                Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.6%
------------------------------------------------------------
Domestic Corporate Bonds--68.9%
Ba1       US$    200   Agco Corp.,
                        Sr. Sub. Notes,
                        8.50%, 3/15/06                $    206,000
Ba3            1,500   American Standard, Inc.,
                        Sub. Deb.,
                        7.38%, 4/15/05                   1,490,625
B2             2,000   Amresco Corp.,
                        Notes,
                        9.88%, 3/15/05                   2,020,000
B3             2,000   Atlas Air, Inc.,
                        Deb.,
                        9.25%, 4/15/08                   2,000,000
Baa2           2,000   BJ Services Co.,
                        Sr. Notes,
                        7.00%, 2/1/06                    2,057,200
Ba2            2,000   Calair Capital Corp.,
                        Notes,
                        8.13%, 4/1/08                    1,978,000
Baa3           3,000   Capital One Bank,
                        Medium Term Notes,
                        7.08%, 10/30/01                  3,064,620
Ba1            3,000   CBS Corp.,
                        Liquid Yield Option Notes,
                        7.15%, 5/20/05                   3,000,000
Ba1            2,000   Sr. Notes,
                        8.38%, 6/15/02                   2,093,500
Baa3           3,500   Commonwealth Edison Co.,
                        Notes,
                        7.63%, 1/15/07                   3,720,605
A3             3,000   Compass Trust I,
                        Gtd. Bonds,
                        8.23%, 1/15/27                   3,329,700
Baa1           4,000   Computer Associates
                        International, Inc.,
                        Notes,
                        6.38%, 4/15/05                   3,960,000
Ba2              500   Conseco Financing Trust II,
                        Bonds,
                        8.70%, 11/15/26                    562,110
Ba2       US$  3,700   Conseco Financing Trust III,
                        Bonds,
                        8.80%, 4/1/27                 $  4,220,997
Ba1            4,000   Contifinancial Corp.,
                        Sr. Notes,
                        7.50%, 3/15/02                   3,998,080
Ba1            2,000   Sr. Notes,
                        8.13%, 4/1/08                    2,036,560
Baa3           1,000   Delta Air Lines, Inc.,
                        Deb.,
                        9.88%, 5/15/00                   1,065,860
Ba1            1,000   Diva Corp.,
                        Bonds,
                        Zero Coupon, 3/1/08                470,000
Ba2            1,500   El Paso Electric Co.,
                        First Mtge. Bonds,
                        9.40%, 5/1/11                    1,707,885
Baa2           5,500   Enterprise Rent-A-Car Co.,
                        Medium Term Notes,
                        7.00%, 6/15/00                   5,582,500
A3             2,000   ERP Operating L.P.,
                        Bonds,
                        6.63%, 4/13/15                   2,013,760
B2             2,500   Extended Stay America, Inc.,
                        Sr. Notes,
                        9.15%, 3/15/08                   2,462,500
B2             1,750   Falcon Holdings Group, L.P.,
                        Deb.,
                        8.38%, 4/15/10                   1,763,125
                       Federated Dept. Stores, Inc.,
                        Sr. Notes,
Baa2           2,000   10.00%, 2/15/01                   2,175,180
Baa2           5,100   8.50%, 6/15/03                    5,579,655
NR             5,000   First Industrial, L.P.,
                        Notes,
                        6.50%, 4/5/01                    5,010,750
Baa2           2,000   Fort James Corp.,
                        Notes,
                        6.23%, 3/15/01                   2,000,100
NR             6,000   ICG Holdings, Inc.,
                        Sr. Notes,
                        Zero Coupon, 3/15/07             4,320,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments
as of June 30, 1998 (Unaudited)    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

              Principal
Moody's       Amount
Rating        (000)        Description                Value (Note 1)
------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
                       ITT Corp.,
                        Notes,
Ba1       US$  2,000   6.25%, 11/15/00                $  1,949,200
Ba1            2,000   6.75%, 11/15/03                   1,934,200
Ba2            1,500   K Mart Corp.,
                        Medium Term Notes,
                        6.78%, 8/2/99                    1,494,120
NR             4,000   K N Energy, Inc.,
                        Notes,
                        6.30%, 3/1/01                    4,004,000
Baa3           2,000   Kroger Co.,
                        Sr. Notes,
                        6.38%, 3/1/08                    1,986,280
Baa1           4,500   Lehman Brothers, Inc.,
                        Medium Term Notes,
                        6.40%, 8/30/00                   4,528,485
Baa2           2,000   Mallinckrodt, Inc.,
                        Notes,
                        6.30%, 3/15/01                   1,990,000
B2             2,000   Mcleod, Inc.,
                        Sr. Notes,
                        9.25%, 7/15/07                   2,080,000
Ba2            2,000   Meyer Fred, Inc.,
                        Deb,
                        7.38%, 3/1/05                    2,004,900
Ba2            1,000   Notes,
                        7.15%, 3/1/03                    1,004,930
A1             2,500   Morgan Stanley Dean Witter,
                        Inc.,
                        Notes,
                        6.09%, 3/9/01                    2,512,850
Baa2           3,000   National Oilwell, Inc.,
                        Notes,
                        6.88%, 7/1/05                    3,007,500
A1             1,000   Nationwide Life Insurance
                        Co.,
                        Deb.,
                        9.88%, 2/15/25                   1,217,500
                       Navistar International Corp.,
                        Sr. Notes,
Ba1            1,000   7.00%, 2/1/03                     1,002,500
Ba3            4,500   8.00%, 2/1/08                     4,522,500
NR            12,500   News America, Inc.,
                        Bond,
                        6.70%, 5/21/04                  12,609,375
B3             5,000   Nextlink Communications,
                        Inc.,
                        Sr. Disc. Notes,
                        Zero Coupon, 4/15/08             3,062,500
                       Niagara Mohawk Power Corp.,
                        Notes,
Ba1       US$  2,000   7.38%, 8/1/03                  $  2,085,120
Ba1            2,000   8.00%, 6/1/04                     2,140,600
Ba1            2,000   First Mtge. Bonds,
                        6.88%, 4/1/03                    2,035,180
Baa1           2,000   Norfolk Southern Corp.,
                        Bonds,
                        7.80%, 5/15/27                   2,295,020
                       Occidental Petroleum Corp.,
                        Sr. Notes,
Baa2           1,000   10.13%, 11/15/01                  1,113,780
Baa2           1,000   11.13%, 8/1/10                    1,357,540
NR             4,000   Owens Corning, Inc.,
                        Notes,
                        7.50%, 5/1/05                    4,080,000
                       Owens Illinois, Inc.
                        Debs.,
Ba1            2,100   7.50%, 5/15/10                    2,129,337
Ba1            5,000   7.80%, 5/15/18                    5,128,050
Ba2              500   Paramount Communications,
                        Inc.,
                        Sr. Notes,
                        7.50%, 1/15/02                     513,505
A2             4,000   Philip Morris Co., Inc.,
                        Notes,
                        6.15%, 3/15/00                   3,999,920
Ba1            5,000   Qwest Communications
                        International, Inc.,
                        Zero Coupon, 10/15/07            3,750,000
Ba1            1,900   R & B Falcon Corp.,
                        Sr. Notes,
                        6.75%, 4/15/05                   1,878,587
Ba1            2,500   7.38%, 4/15/18                    2,521,475
Baa1           2,000   Raytheon Co.,
                        Notes,
                        5.95%, 3/15/01                   1,992,560
Ba3            2,000   Rogers Cablesystems, Inc.,
                        Sr. Sec'd Notes,
                        10.00%, 3/15/05                  2,220,000
                       Salomon, Inc,
                        Medium Term Notes,
A2             2,000   6.50%, 3/1/00                     2,015,400
A2             1,500   6.59%, 2/21/01                    1,518,600
A2               500   7.25%, 5/1/01                       514,185
A2             3,000   6.65%, 7/15/01                    3,042,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments
as of June 30, 1998 (Unaudited)    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

              Principal
Moody's       Amount
Rating        (000)        Description                Value (Note 1)
------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
                       Tele-Communications, Inc.,
                        Debs.,
Baa3      US$  1,000   6.34%, 2/1/02                  $    996,310
Ba1            1,500   10.13%, 4/15/22                   2,077,440
Baa3           1,000   Sr. Notes,
                        6.375%, 9/15/99                  1,004,590
Ba2            3,000   Tesoro Petroleum Corp.,
                        Sr. Sub. Notes,
                        9.00%, 7/1/08                    3,003,750
Baa3           2,000   Time Warner, Inc.,
                        Deb.,
                        8.11%, 8/15/06                   2,204,720
Baa3           1,500   Turner Broadcasting Systems
                        Inc.,
                        Sr. Notes,
                        7.40%, 2/1/04                    1,567,965
B1               295   UCAR Global Enterprises,
                        Inc.,
                        Sr. Sub. Notes,
                        12.00%, 1/15/05                    320,813
Baa1             600   Union Planters Corp.,
                        Gtd. Bonds,
                        8.20%, 12/15/26                    639,822
                       United Airlines, Inc.,
                        Deb.,
Baa3           3,000   10.67%, 5/1/04                    2,778,360
Baa3           2,000   11.21%, 5/1/14                    3,584,280
B2             2,000   United States Can Corp.,
                        Sr. Sub. Notes,
                        10.13%, 10/15/06                 2,105,000
A3             2,000   United States West Capital
                        Funding Inc.,
                        Deb,
                        6.88%, 7/15/28                   2,000,160
Ba2            1,550   Viacom, Inc.,
                        Sr. Notes,
                        7.75%, 6/1/05                    1,651,447
                                                      ------------
                       Total domestic corporate
                        bonds
                        (cost $191,029,062)            195,066,568
                                                      ------------
------------------------------------------------------------
Foreign Government Securities--6.0%
NR             1,000   Banco de Commercio Exterior
                        de Colombia,
                        8.63%, 6/2/00                    1,015,000
B1        US$  3,000   Moscow City,
                        Russia, 2000
                        9.50%, 5/31/00                $  2,520,000
A1             1,200   National Australia Bank Ltd.,
                        6.40%, 12/10/07                  1,236,876
Aaa       NZ$  5,000   New Zealand Gov't. Bonds,
                        10.00%, 3/15/02                  2,834,827
Ba1       US$  4,000   Republic of Panama,
                        7.88%, 2/13/02                   3,915,000
Ba1            3,000   Rio de Janeiro Municipality,
                        10.38%, 7/12/99                  2,996,250
NR             3,200   St. Petersburg Russia,
                        9.50%, 6/18/02                   2,304,000
                                                      ------------
                       Total foreign government
                        securities
                        (cost $17,905,708)              16,821,953
                                                      ------------
------------------------------------------------------------
Foreign Corporate Bonds--3.0%
                       Cable & Wireless Communication
                        (United Kingdom) Notes,
Baa1           1,100   6.38%, 3/6/03                     1,100,924
Baa1             650   6.63%, 3/6/05                       655,116
A3             1,000   Kansallis-Osake-Pankki, N.Y.,
                        (Finland) Sub. Notes,
                        10.00%, 5/1/02                   1,127,490
Baa1           2,000   Skandinaviska Enskilda
                        Banken,
                        (Sweden) Bonds,
                        7.50%, 3/29/49                   2,070,000
A1             1,500   Svenska Handelsbanken,
                        (Sweden) Sub. Notes,
                        7.13%(b), 3/29/49                1,537,500
Baa3           2,000   Videotron Holdings Plc,
                        Sr. Disc. Notes, (United
                        Kingdom)
                        Zero Coupon (until 1/1/00)
                        11.125%, 7/1/04,                 1,965,040
                                                      ------------
                       Total foreign corporate bonds
                        (cost $8,238,246)                8,456,070
                                                      ------------
------------------------------------------------------------
U. S. Government Securities--20.7%
                       United States Treasury Bonds,
               6,400   8.125%, 8/15/19                   8,259,968
               3,000   8.125%, 8/15/21                   3,910,320
              28,650   6.125%, 11/15/27                 30,700,194

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments
as of June 30, 1998 (Unaudited)    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

              Principal
Moody's       Amount
Rating        (000)        Description                Value (Note 1)
------------------------------------------------------------
U. S. Government Securities (cont'd.)
                           United States Treasury Notes,
              US$ 1,650    6.50%, 5/15/05              $  1,741,525
                 18,900    5.625%, 5/15/08               13,886,183
                                                       ------------
                           Total U.S. government securities
                           (cost $57,696,946)          58,498,190
                                                       ------------
------------------------------------------------------------
Warrants(a)
                Units
              ---------
                  3,000    Diva Systems Corp.,
                           expiring 1/01/49
                           (cost $0)                              0
                                                       ------------
                           Total long-term
                           investments
                           (cost $274,869,962; Note
                           1)                           278,842,781
                                                       ------------
SHORT-TERM INVESTMENTS--3.6%
------------------------------------------------------------
Repurchase Agreements--3.6%
              Principal
               Amount
                (000)
              ---------
              US$10,214    Joint Repurchase
                           Agreement
                           Account 5.955%, 7/01/98
                           (Note 6) (cost
                           $10,214,000)                  10,214,000
                                                       ------------
------------------------------------------------------------
Total investments before short sales--102.2%
                           (cost $285,083,962)          289,056,781
                                                       ------------
------------------------------------------------------------
INVESTMENTS SOLD SHORT(a)--(1.9%)
U.S. Government Securities--(1.9%)
                  5,200    United States Treasury
                           Notes,
                           5.625%, 5/15/08
                           (proceeds $5,182,125)         (5,270,668)
                                                       ------------
------------------------------------------------------------
Total investments, net of short sales--100.3%           283,786,113
                           Other liabilities in
                           excess of
                           assets--(0.3%)                  (833,516)
                                                       ------------
                           Net Assets--100%            $282,952,597
                                                       ------------
                                                       ------------

---------------
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
(a) Non-income producing security.
(b) Rate shown reflects current rate of variable rate instruments.

The industry classification of portfolio holdings and other
net assets shown as a percentage of net assets as of June 30,
1998 was as follows:
U.S. Government Securities (net of Investments Sold
  Short)..............................................   18.8%
Financial Services....................................   14.1
Media.................................................    8.4
Retail................................................    6.8
Foreign Government Securities.........................    5.9
Telecommunications....................................    4.8
Utilities.............................................    4.1
Oil Services..........................................    4.0
Oil & Gas.............................................    3.4
Containers............................................    3.4
Airlines..............................................    3.3
Foreign Corporate Securities..........................    3.0
Lodging...............................................    2.2
Cable.................................................    2.2
Housing Related.......................................    2.0
Transportation........................................    2.0
Tobacco...............................................    1.4
Computers.............................................    1.4
Banking...............................................    1.3
Railroads.............................................    0.8
Real Estate...........................................    0.7
Paper.................................................    0.7
Aerospace.............................................    0.7
Health Products.......................................    0.7
Insurance.............................................    0.4
Steel.................................................    0.1
Agriculture...........................................    0.1
Other assets in excess of liabilities (including Joint
  Repurchase Agreement)...............................    3.3
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities
(Unaudited)                             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1998
Investments, at value (cost $285,083,962)...................................................................      $289,056,781
Cash........................................................................................................           271,434
Receivable for investments sold short.......................................................................         5,182,125
Interest receivable.........................................................................................         4,368,939
Receivable for investments sold.............................................................................         2,555,361
Receivable for Fund shares sold.............................................................................           921,358
Deferred expenses and other assets..........................................................................            75,853
Due from broker-variation margin............................................................................            12,250
                                                                                                                  -------------
   Total assets.............................................................................................       302,444,101
                                                                                                                  -------------
Liabilities
Payable for investments purchased...........................................................................        12,939,221
Investment sold short, at value (proceeds 5,182,125)........................................................         5,270,668
Payable for Fund shares reacquired..........................................................................           466,139
Dividends payable...........................................................................................           422,982
Accrued expenses............................................................................................           190,526
Distribution fee payable....................................................................................           116,527
Management fee payable......................................................................................            85,441
                                                                                                                  -------------
   Total liabilities........................................................................................        19,491,504
                                                                                                                  -------------
Net Assets..................................................................................................      $282,952,597
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $     20,936
   Paid-in capital in excess of par.........................................................................       280,439,946
                                                                                                                  -------------
                                                                                                                   280,460,882
   Accumulated net realized loss on investments.............................................................        (1,485,203)
   Net unrealized appreciation on investments and foreign currencies........................................         3,976,918
                                                                                                                  -------------
Net assets, June 30, 1998...................................................................................      $282,952,597
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($53,325,374 / 3,945,601 shares of common stock issued and outstanding)...............................            $13.52
   Maximum sales charge (4.0% of offering price)............................................................               .56
                                                                                                                  -------------
   Maximum offering price to public.........................................................................            $14.08
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($173,086,418 / 12,805,057 shares of common stock issued and outstanding).............................            $13.52
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($7,291,324 / 539,436 shares of common stock issued and outstanding)..................................            $13.52
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($49,249,481 / 3,646,082 shares of common stock issued and outstanding)...............................            $13.51
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                      Ended
Net Investment Income                             June 30, 1998
   Interest and discount earned................    $  9,878,276
                                                  -------------
Expenses
   Distribution fee--Class A...................          35,313
   Distribution fee--Class B...................         614,511
   Distribution fee--Class C...................          24,357
   Management fee..............................         660,500
   Transfer agent's fees and expenses..........         260,000
   Custodian's fees and expenses...............          82,000
   Registration fees...........................          45,000
   Reports to shareholders.....................          42,000
   Amortization of deferred organization
      expenses.................................          19,903
   Legal fees and expenses.....................          19,000
   Audit fee...................................          12,500
   Directors' fees and expenses................           8,750
   Miscellaneous...............................           5,638
                                                  -------------
         Total expenses........................       1,829,472
   Less: Expense subsidy (Note 4)..............        (164,528)
                                                  -------------
         Net expenses..........................       1,664,944
                                                  -------------
Net investment income..........................       8,213,332
                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized loss on:
   Investment transactions.....................        (880,615)
   Short sales.................................         (41,523)
   Financial futures transactions..............        (953,853)
                                                  -------------
                                                     (1,875,991)
                                                  -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.................................       3,676,721
   Short sales.................................         (88,543)
   Financial futures...........................         286,688
   Foreign currencies..........................          92,642
                                                  -------------
                                                      3,967,508
                                                  -------------
Net gain on investments........................       2,091,517
                                                  -------------
Net Increase in Net Assets
Resulting from Operations......................    $ 10,304,849
                                                  -------------
                                                  -------------

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                      Six Months
                                        Ended        Year Ended
Increase (Decrease)                    June 30,     December 31,
in Net Assets                            1998           1997
Operations
   Net investment income...........  $  8,213,332   $14,936,849
   Net realized gain (loss) on
      investment and foreign
      currency transactions........    (1,875,991)    4,065,056
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign
      currencies...................     3,967,508    (3,160,737)
                                     ------------   ------------
   Net increase in net assets
      resulting from operations....    10,304,849    15,841,168
                                     ------------   ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A......................    (1,548,785)   (2,499,000)
      Class B......................    (4,899,975)   (9,461,239)
      Class C......................      (194,246)     (309,631)
      Class Z......................    (1,573,940)   (2,666,979)
                                     ------------   ------------
                                       (8,213,332)  (14,936,849)
                                     ------------   ------------
   Distributions in excess of net
      investment income
      Class A......................          (680)      (62,548)
      Class B......................        (2,156)     (239,443)
      Class C......................           (85)       (9,136)
      Class Z......................          (693)      (72,124)
                                     ------------   ------------
                                           (3,614)     (383,251)
                                     ------------   ------------
   Distributions from net realized
      gains
      Class A......................       --           (613,027)
      Class B......................       --         (2,367,951)
      Class C......................       --            (87,655)
      Class Z......................       --           (685,629)
                                     ------------   ------------
                                          --         (3,754,262)
                                     ------------   ------------
Fund share transactions (net of
   share conversions) (Note 7)
   Net proceeds from shares sold...    62,804,111   121,952,066
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends and
      distributions................     6,259,144    15,297,448
   Cost of shares reacquired.......   (40,274,814)  (53,401,326)
                                     ------------   ------------
   Net increase in net assets from
      Fund share transactions......    28,788,441    83,848,188
                                     ------------   ------------
Total increase.....................    30,876,344    80,614,994
Net Assets
Beginning of period................   252,076,253   171,461,259
                                     ------------   ------------
End of period(a)...................  $282,952,597   $252,076,253
                                     ------------   ------------
                                     ------------   ------------
---------------
(a) Includes undistributed net
    investment income of...........            --   $     3,614
                                     ------------   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements
(Unaudited)                              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Prudential Diversified Bond Fund, Inc. (the 'Fund'), which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on January 10, 1995.

The Fund's investment objective is to achieve high current income consistent with an appropriate balance between risk and reward. The Fund will seek to achieve this objective by allocating its assets among sectors of the fixed income securities markets, U.S. Government securities, mortgage-backed securities, corporate debt, and foreign securities based upon an evaluation of current market and economic conditions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements
(Unaudited)                              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Deferred Organization Expenses: Approximately $210,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS')
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements
(Unaudited)                              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
became the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1% of the average daily net assets of Class A shares and .75% of the average daily net assets of both the Class B and Class C shares for the six months ended June 30, 1998.

PSI has advised the Fund that it has received approximately $111,000 in front-end sales charges resulting from sales of Class A shares during the six months ended June 30, 1998. From these fees, PSI paid such sales charges to Pruco Securities Corporation and affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended June 30, 1998, it received approximately $168,000 and $10,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 1998, the Fund incurred fees of approximately $250,100 for the services of PMFS. As of June 30, 1998, approximately $44,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Expense Subsidy

PIFM voluntarily agreed to subsidize operating expenses so that total Fund operating expenses do not exceed .90%, 1.50%, 1.50% and .75% of the average daily net assets of the Class A, Class B, Class C and Class Z shares, respectively. For the six months ended June 30, 1998, such reimbursement amounted to $164,528 ($0.01 per share for Class A, B, C and Z shares; .12% of average net assets; annualized). The Fund is not required to reimburse PIFM for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1998 were $493,476,620 and $448,760,831, respectively.

The federal income tax cost basis of the Fund's investments at June 30, 1998 was $285,434,972 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,621,809 (gross unrealized appreciation--$5,650,474; gross unrealized depreciation--$2,028,665).
------------------------------------------------------------
Note 6. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 1998, the Fund had a 0.8% undivided interest in the joint account. The undivided interest for the Fund represents $10,214,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co., 5.85%, in the principal amount of $345,000,000, repurchase price $345,056,063, due 7/1/98. The value of the collateral including accrued interest was $353,215,323.

Goldman Sachs & Co., 5.20%, in the principal amount of $206,264,000, repurchase price $206,293,794, due 7/1/98. The value of the collateral including accrued interest was $210,389,609.
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements
(Unaudited)                              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
SBC Warburg Dillon Reed, Inc., 5.93%, in the principal amount of $345,000,000, repurchase price $345,056,829, due 7/1/98. The value of the collateral including accrued interest was $352,174,874.

Salomon Smith Barney Inc, 5.70%, in the principal amount of $345,000,000, repurchase price $345,054,625, due 7/1/98. The value of the collateral including accrued interest was $352,383,850.
------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively. Of the 20,936,176 shares of common stock issued and outstanding at June 30, 1998, PIFM owned 8,000.

Transactions in shares of common stock were as follows:

Class A                                   Shares       Amount
--------------------------------------  ----------   -----------
Six months ended June 30, 1998:
Shares sold...........................   1,434,011   $19,301,816
Shares issued in reinvestment of
  dividends...........................      85,895     1,156,040
Shares reacquired.....................    (764,517)  (10,283,056)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................     755,389    10,174,800
Shares issued upon conversion from
  Class B.............................     128,818     1,741,899
                                        ----------   -----------
Net increase in shares outstanding....     884,207   $11,916,699
                                        ----------   -----------
                                        ----------   -----------
Class A                                   Shares       Amount
--------------------------------------  ----------   -----------
Year ended December 31, 1997:
Shares sold...........................   1,426,052   $19,452,716
Shares issued in reinvestment of
  dividends and distributions.........     187,300     2,545,364
Shares reacquired.....................  (1,021,326)  (13,910,845)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................     592,026     8,087,235
Shares issued upon conversion from
  Class B.............................     210,803     2,878,755
                                        ----------   -----------
Net increase in shares outstanding....     802,829   $10,965,990
                                        ----------   -----------
                                        ----------   -----------
Class B
--------------------------------------
Six months ended June 30, 1998:
Shares sold...........................   2,196,759   $29,549,842
Shares issued in reinvestment of
  dividends...........................     259,406     3,492,018
Shares reacquired.....................  (1,265,923)  (17,028,512)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   1,190,242    16,013,348
Shares reacquired upon conversion
  into Class A........................    (128,818)   (1,741,899)
                                        ----------   -----------
Net increase in shares outstanding....   1,061,424   $14,271,449
                                        ----------   -----------
                                        ----------   -----------
Class B
--------------------------------------
Year ended December 31, 1997:
Shares sold...........................   3,336,421   $45,561,167
Shares issued in reinvestment of
  dividends and distributions.........     663,972     9,023,614
Shares reacquired.....................  (2,067,600)  (28,222,638)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   1,932,793    26,362,143
Shares reacquired upon conversion
  into Class A........................    (210,717)   (2,878,755)
                                        ----------   -----------
Net increase in shares outstanding....   1,722,076   $23,483,388
                                        ----------   -----------
                                        ----------   -----------
Class C
--------------------------------------
Six months ended June 30, 1998:
Shares sold...........................     155,092   $ 2,088,514
Shares issued in reinvestment of
  dividends...........................      11,038       148,590
Shares reacquired.....................     (74,483)   (1,001,747)
                                        ----------   -----------
Net increase in shares outstanding....      91,647   $ 1,235,357
                                        ----------   -----------
                                        ----------   -----------
Year ended December 31, 1997:
Shares sold...........................     211,330   $ 2,892,963
Shares issued in reinvestment of
  dividends and distributions.........      23,545       319,900
Shares reacquired.....................     (92,251)   (1,257,156)
                                        ----------   -----------
Net increase in shares outstanding....     142,624   $ 1,955,707
                                        ----------   -----------
                                        ----------   -----------

--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements
(Unaudited)                              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Class Z                                   Shares       Amount
--------------------------------------  ----------   -----------
Six months ended June 30, 1998:
Shares sold...........................     882,381   $11,863,939
Shares issued in reinvestment of
  dividends...........................     108,726     1,462,496
Shares reacquired.....................    (890,690)  (11,961,499)
                                        ----------   -----------
Net increase in shares outstanding....     100,417   $ 1,364,936
                                        ----------   -----------
                                        ----------   -----------
Year ended December 31, 1997:
Shares sold...........................   3,983,551   $54,045,220
Shares issued in reinvestment of
  dividends and distributions.........     250,799     3,408,570
Shares reacquired.....................    (733,462)  (10,010,687)
                                        ----------   -----------
Net increase in shares outstanding....   3,500,888   $47,443,103
                                        ----------   -----------
                                        ----------   -----------

--------------------------------------------------------------------------------
                                       13

Financial Highlights (Unaudited)          PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class A                                        Class B
                                           ---------------------------------------------------------     ---------------------------
                                                                                        January 10,
                                           Six Months                                     1995(a)        Six Months      Year Ended
                                             Ended         Year Ended December 31,        Through          Ended        December 31,
                                            June 30,      -------------------------     December 31,      June 30,      ------------
                                              1998            1997           1996           1995            1998            1997
                                           ----------     ------------     --------     ------------     ----------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....    $  13.41        $  13.57       $ 13.79        $  12.50        $  13.41        $  13.58
                                           ----------         ------       --------         ------       ----------     ------------
Income from investment operations
Net investment income(b)................         .42             .98           .93             .90             .38             .89
Net realized and unrealized gain (loss)
   on investment transactions...........         .11             .07          (.19 )          1.51             .11             .06
                                           ----------         ------       --------         ------       ----------     ------------
   Total from investment operations.....       13.94            1.05           .74            2.41           13,79             .95
                                           ----------         ------       --------         ------       ----------     ------------
Less distributions
Dividends from net investment income....        (.42)           (.98)         (.93 )          (.90)           (.38)           (.89)
Distributions in excess of net
   investment income....................          --(e)         (.02)           --              --              --(e)         (.02)
Distributions from net realized gains...          --            (.21)         (.03 )          (.22)             --            (.21)
                                           ----------         ------       --------         ------       ----------     ------------
   Total distributions..................        (.42)          (1.21)         (.96 )         (1.12)           (.38)          (1.12)
                                           ----------         ------       --------         ------       ----------     ------------
Net asset value, end of period..........    $  13.52        $  13.41       $ 13.57        $  13.79        $  13.52        $  13.41
                                           ----------         ------       --------         ------       ----------     ------------
                                           ----------         ------       --------         ------       ----------     ------------
TOTAL RETURN(d).........................        4.01%           7.96%         5.80 %         19.80%           3.71%           7.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........    $ 53,325        $ 41,051       $30,657        $ 14,276        $173,086        $157,501
Average net assets (000)................    $ 47,475        $ 34,994       $21,867        $  7,428        $165,228        $144,620
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................         .90%(c)         .82%          .79 %           .87%(c)        1.50%(c)        1.42%
   Expenses, excluding distribution
      fees..............................         .75%(c)         .67%          .64 %           .72%(c)         .75%(c)         .67%
   Net investment income................        6.58%(c)        7.14%         7.08 %          6.92%(c)        5.98%(c)        6.54%
Portfolio turnover rate.................         177%            334%          362 %           260%            177%            334%

                                                       January 10,
                                                         1995(a)
                                                         Through
                                                       December 31,
                                            1996           1995
                                          --------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....  $ 13.79        $  12.50
                                          --------         ------
Income from investment operations
Net investment income(b)................      .85             .82
Net realized and unrealized gain (loss)
   on investment transactions...........     (.18)           1.51
                                          --------         ------
   Total from investment operations.....      .67            2.33
                                          --------         ------
Less distributions
Dividends from net investment income....     (.85)           (.82)
Distributions in excess of net
   investment income....................       --              --
Distributions from net realized gains...     (.03)           (.22)
                                          --------         ------
   Total distributions..................     (.88)          (1.04)
                                          --------         ------
Net asset value, end of period..........  $ 13.58        $  13.79
                                          --------         ------
                                          --------         ------
TOTAL RETURN(d).........................     5.19%          19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........  $136,054       $ 85,472
Average net assets (000)................  $114,560       $ 43,574
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................     1.39%           1.47%(c)
   Expenses, excluding distribution
      fees..............................      .64%            .72%(c)
   Net investment income................     6.48%           6.32%(c)
Portfolio turnover rate.................      362%            260%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and/or fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.0005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)          PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class C                                 Class Z
                                           -------------------------------------------------------------     ----------
                                                                                            January 10,
                                           Six Months                                         1995(a)        Six Months
                                             Ended           Year Ended December 31,          Through          Ended
                                            June 30,      -----------------------------     December 31,      June 30,
                                              1998            1997             1996             1995            1998
                                           ----------     ------------     ------------     ------------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....     $13.41          $13.58           $13.79           $12.50         $  13.40
                                              -----           -----            -----            -----        ----------
Income from investment operations
Net investment income(b)................        .38             .89              .85              .82              .43
Net realized and unrealized gain (loss)
   on investment transactions...........        .11             .06             (.18)            1.51              .10
                                              -----           -----            -----            -----        ----------
   Total from investment operations.....        .49             .95              .67             2.33              .53
                                              -----           -----            -----            -----        ----------
Less distributions
Dividends from net investment income....       (.38)           (.89)            (.85)            (.82)            (.43)
Distributions in excess of net
   investment income....................         --(e)         (.02)              --               --               --(e)
Distributions from net realized gains...         --            (.21)            (.03)            (.22)              --
                                              -----           -----            -----            -----        ----------
   Total distributions..................       (.38)          (1.12)            (.88)           (1.04)            (.43)
                                              -----           -----            -----            -----        ----------
Net asset value, end of period..........     $13.52          $13.41           $13.58           $13.79         $  13.51
                                              -----           -----            -----            -----        ----------
                                              -----           -----            -----            -----        ----------
TOTAL RETURN(d).........................       3.71%           7.24%            5.19%           19.11%            4.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........     $7,291          $6,005           $4,143           $2,655         $ 49,249
Average net assets (000)................     $6,463          $4,747           $3,534           $1,307         $ 47,135
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................       1.50%(c)        1.42%            1.39%            1.47%(c)          .75%(c)
   Expenses, excluding distribution
      fees..............................        .75%(c)         .67%             .64%             .72%(c)          .75%(c)
   Net investment income................       5.98%(c)        6.54%            6.48%            6.32%(c)         6.73%(c)
Portfolio turnover rate.................        177%            334%             362%             260%             177%

                                                           September 16,
                                                              1996(a)
                                           Year Ended         Through
                                          December 31,     December 31,
                                              1997             1996
                                          ------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....    $  13.57          $ 13.20
                                              ------            -----
Income from investment operations
Net investment income(b)................        1.00              .28
Net realized and unrealized gain (loss)
   on investment transactions...........         .06              .40
                                              ------            -----
   Total from investment operations.....        1.06              .68
                                              ------            -----
Less distributions
Dividends from net investment income....       (1.00)            (.28)
Distributions in excess of net
   investment income....................        (.02)              --
Distributions from net realized gains...        (.21)            (.03)
                                              ------            -----
   Total distributions..................       (1.23)            (.31)
                                              ------            -----
Net asset value, end of period..........    $  13.40          $ 13.57
                                              ------            -----
                                              ------            -----
TOTAL RETURN(d).........................        8.05%            5.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........    $ 47,519          $   608
Average net assets (000)................    $ 36,750          $   125
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................         .67%             .64%(c)
   Expenses, excluding distribution
      fees..............................         .67%             .64%(c)
   Net investment income................        7.29%            7.23%(c)
Portfolio turnover rate.................         334%             362%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.0005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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